Exhibit 99.1

Delta: Setting A New Standard Cowen and Company Global Transportation Conference September 9 , 2015

2 This presentation contains various projections and other forward - looking statements which represent Delta’s estimates or expectations regarding future events. All forward - looking statements involve a number of assumptions, risks and uncertainties, many of which are beyond Delta’s control, that could cause the actual results to differ materially from the projected results. Factors which could cause such differences include, without limitation, business, economic, competitive, industry, regulatory, market and financial uncertainties and contingencies, as well as the “Risk Factors” discussed in Delta’s SEC filings. Caution should be taken not to place undue reliance on Delta’s forward - looking statements, which represent Delta’s views only as of the date of this presentation, and which Delta has no current intention to update. In this presentation, we will discuss certain non - GAAP financial measures. You can find the reconciliations of those measures to comparable GAAP measures on our website at delta.com. Safe Harbor

Delta: Evolution Over The Past Decade Consolidation High Quality Product Sustainable Earnings & Cash Flow • Investments in network, products, and services in addition to highly motivated employees drive Delta’s industry leading operational reliability, customer satisfaction and 15% domestic unit revenue premium • Leveraging network scale to produce better revenue efficiency • Revenues have increased ~20% on 20% fewer departures, 6% fewer seats, and 12% fewer aircraft since the merger • Managing to a 20%+ annual ROIC target as capacity growth is driven by seat - density and upgauging vs. incremental aircraft purchases • ROIC has improved by 22 points since merger • Through consolidation, innovation, and capital discipline, Delta is uniquely positioned among high performing S&P industrial companies 3 Capital Efficiency • Top - line growth, non - fuel cost productivity, and lower interest expense producing margin and earnings expansion • $4 - 5B annual free cash flow driving progress towards investment grade balance sheet and increasing cash returns to shareholders Delta’s ROIC, Free Cash Flow, and EPS growth are in the top 10% of S&P Industrials

4 Across The Board Improvement In The Business • Delta continues to deliver industry leading operational reliability and customer satisfaction • LTM 2Q15 pretax margin expanded 270bps year over year and 690bps excluding hedges • Lowered adjusted net debt by nearly $5 billion, while returning over $3 billion to shareholders since 2012 Excludes special items Pretax Income Operating Cash Flow ROIC $ 3.6B $ 4.9B LTM 2Q14 LTM 2Q15 +36% 18.2% 23.5% LTM 2Q14 LTM 2Q15 +530bps $5.4B $6.3B LTM 2Q14 LTM 2Q15 +18%

5 Managing Capacity To Best Economic Opportunities • Leveraging network opportunities in certain markets while maintaining system capacity discipline to improve unit revenues and margins • Domestic capacity growth takes advantage of previous investments in NY, LAX, and SEA – where we now offer a superior network, product and service – Initiatives have allowed Delta to increase its domestic RASM premium to the industry in 2015 – Domestic demand remains solid post Labor D ay • Biggest opportunity for RASM improvement is in international network – International capacity down 4.5% for 4Q – R educing in areas most affected by currency, macro, and geopolitical weakness (Japan, Brazil, Russia ), with strategic growth in key markets (China, Mexico ). – Ongoing focus on leveraging international partnerships with AF/KLM, Virgin Atlantic, Aeromexico , GOL, and China Eastern Capacity Levels – 4Q 2015 vs. 2014 YTD RASM vs. Industry 3.0% - 0.5% - 1.5% - 11.0% Domestic Latin Atlantic Pacific System flat 115.0% 98.0% 100.0% 98.0% 107.0% Domestic Latin Atlantic Pacific System

6 Fuel Tailwind Accelerates In Second Half 2015 • 2H15 all - in price per gallon will be 30 - 35% lower than 1H15, while market prices will be ~15% lower • Fuel is expected to be a $9 billion expense for Delta in 2015 – $1 move in crude impacts expense by $100 million annually – At current market prices, fuel declines will provide a net $2 billion benefit for Delta in 2015, with further $2 billion benefit in 2016 • Hedge book recognized $1.7 billion in losses in 1H15 after sharp market drop last year – With the bulk of 2015 hedge losses in 1H, Delta’s fuel price in 2H is expected to be better than industry average • R efinery provides a unique opportunity for Delta to benefit from lower domestic crude prices – The refinery generated ~$300 million in profit in the last year and is expected to produce a nearly $100 million profit in 3Q Note: Delta fuel prices include taxes and transportation costs, and the impact of hedges and the refinery $2.93 1Q15 2Q15 3Q15E 4Q15E Delta Jet Fuel Prices $1.83 - $1.88 $1.83 - $1.88 $2.40 YoY : - 3% - 18% - 35 - 40% - 25 - 30%

Current Operating margin 19% - 21% Fuel Price $1.83 - $1.88 Passenger unit revenue change year over year Down 4.5% - 6.5% CASM – ex fuel change year over year Up 0 - 1% System capacity change year over year Up ~3 % Note: Fuel price includes taxes, settled hedges, refinery contribution and excludes MTM adjustments; CASM ex - fuel excludes special items and profit sharing. Business continues to generate strong margins, returns, and free cash flow September Quarter 2015 Forecast Producing A Record September Quarter 7

Efficient Capacity Growth • Drive capacity growth through better utilization of assets, producing more seat departures and higher capacity on a smaller fleet • Focus capacity growth on large markets in conjunction with Delta partners Revenue Premium • Investments in network, product, and service and operations producing sustainable revenue gains • Next phase of revenue initiatives focus on better customer segmentation and improved offerings for high - value customers • Large ancillary opportunity diversifies revenue stream and is accretive to margins Cost Productivity • Maximizing the benefits of scale throughout the network to improve cost efficiency • Focus on bringing fuel benefit to the bottom line • Leveraging supply chain, technology and maintenance expertise to improve productivity Capacity growth, a sustainable revenue premium and cost productivity combine to generate long - term revenue growth, margin expansion and greater cash generation Continuing To Drive Margin Expansion 8

Investments in network, product, service, and operations have already produced solid, sustainable revenue gains with more room for growth Network Product Service • Optimizing capacity to leverage hub strengths and serve high revenue markets efficiently • Refleeting and product investments increase the range and quality of products for domestic and international customers • Operational reliability shows customers that we value their time 97% 100% 107% 2005 2010 YTD 2015 Delta Passenger Unit Revenue Vs A4A Average 10 pts $28.5B $31.8B $40B+ 2005 2010 2015E Total Revenue 40+% 9.5¢ 11.7¢ ~14.2¢ 2005* 2010 YTD 2015 Passenger Unit Revenue 50% * *2005 numbers adjusted to include Northwest Airlines * Giving Customers What They Value Drives Revenue Growth 9

Solid pipeline of initiatives is the foundation that will allow Delta to absorb future cost increases 4.6% 2.4% 0.2% - 1.1% 2012 2013 2014 YTD 2Q15 Non - Fuel Unit Cost Growth Excludes special items Solid financial plan in place to deliver second consecutive year of sub - 2% unit cost growth • Benefits from upgauging, maintenance savings and commercial productivity initiatives continue – Upgauging : Improved operating leverage to be achieved as modifications continue and increase the gauge on roughly 260 aircraft – Refleeting : Retirement of 747s, older 757s and domestic 767s drive almost $200 million of maintenance savings in 2015 – Maintenance: Ongoing utilization of part - out materials – Supply Chain: Leveraging scale to improve contract terms – Technology : Improves front - line productivity and delivers an improved customer experience • Additional focus on keeping fixed cost base low – Roughly 55% of all - in unit costs are variable Maintaining Our Strong Cost Performance 10

Reinvest In The Business • ~50% of operating cash flow to be reinvested in the business • Plan to invest $2.5 - $3 billion annually into fleet, products, facilities and technology • Allows for replacement of 20% of Delta’s mainline fleet over next 3 years Strengthen The Balance Sheet • Nearly $10 billion in debt reduction in last five years • Approaching $4 billion long - term adjusted net debt target • Committed to ~$1 billion per year in pension funding • Progress toward investment grade metrics evident in four S&P upgrades and three Moody’s upgrades since May 2013 • Current S&P rating one notch away from investment grade Return Cash To Shareholders • Announced new $5 billion repurchase authorization through 2017 • Delta has now returned over $3 billion in less than two years • Will return at least 50% of free cash flow to shareholders until debt target is reached Balanced approach to capital deployment has driven significant value for shareholders Balanced Capital Deployment Drives Long - Term Value 11 Expect to produce over $20 billion in operating cash flow from 2015 - 2017

Strong Cash Generation Funds Investment in The Future, Reductions in Leverage, and Capital Returns to Owners • Strong operating cash flow, combined with disciplined capital spending, produces sustainable free cash flow of $4 - 5 billion annually Note: Includes pre - merger NWA; Excludes special items 12 $2.6 $3.8 $4.1 $4.8 $4.1 $2.9 $1.8 $1.3 $1.2 $0.9 $2.1 $2.6 $1.2 $1.3 $1.3 $2.0 $2.9 $2.1 $ 2.9 ($2.0) $0.0 $2.0 $4.0 $6.0 $8.0 Capital Spending and Operating Cash Flow ($B) CapEx Operating Cash Flow $8.9 $10.7 $11.6 $15.6 $18.6 $22.0 $23.8 $26.5 $12.4 $11.2 $13.2 $17.0 $17.0 $15.0 $12.9 $11.7 $9.4 $7.3 $6.9 Adjusted Net Debt ($B)

Increasing Shareholder Returns While Strengthening The Balance Sheet • Strong cash generation funds significant increase in shareholder returns, while also allowing for continued debt reduction De - Risking the Balance Sheet Driving the Business for Cash Flow • Target is to a chieve and maintain $ 4 billion of adjusted n et d ebt by 2017 • $4 billion optimal long - term debt level results in investment grade credit metrics, a manageable WACC, and lowers financial risk for the business • Interest expense at $4 billion adjusted net debt target will be $ 250 million annually – a reduction of $1.1 billion vs. 2009 • Plan to return at least 50% of free cash flow to shareholders through 2017 • Delta has demonstrated a willingness to accelerate buybacks with excess free cash flow • Completed 2013 and 2014 authorizations ~2 years ahead of expiration • Planned 2015 returns of $2.5B to shareholders are equal to ~7% of current market cap Total Shareholder Returns (Dividends & Buybacks) Adjusted Net Debt 13 $ 17.0B $9.4B $7.3B $4B 2009 2013 2014 LT Target $ 352M $ 1,351M $ 2,500M 2013 2014 2015E

Delta’s Stock Has Outperformed the Industrial Peers… • Delta’s strong financial performance and balanced capital deployment strategy has driven share price appreciation well in excess of the peer group over the last several years Stock Price Performance 2013 - August 31, 2015 14 Note: High quality industrial transports are companies with similar index characteristics to Delta – part of S&P 500 and Dow Tra nsportation Index (CHRW, CSX, EXPD, FDX, KSU, NSC, R, UNP, UPS) 0% 50% 100% 150% 200% 250% 300% 350% 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 Delta 269% Airlines (XAL) 89% High Quality Ind. Transports 34% S&P 500 38%

• Plan targets compare favorably with other industrials and should help drive better valuations …But Valuation Remains at a Significant Discount 15%+ 13.1% 11.5% Delta High Qual. Ind. Transports S&P Industrials EPS Growth $4 - 5B $1.4B $1.6B Delta High Qual. Ind. Transports S&P Industrials Free Cash Flow Note: High quality industrial transports are companies with similar index characteristics to Delta – part of S&P 500 and Dow Tra nsportation Index (CHRW, CSX, EXPD, FDX, KSU, NSC, R, UNP, UPS); For both peer groups, ROIC is the LTM 2Q15 average, shareholder returns are for FY14, and free cash flow and EPS growth is the 2013 - 15E (cons.) average. Data source is FactSet ; Delta ROIC & P/E reflect benefit of NOLs; P/E and P/FCF as of 8/25/15 ; Excludes Special Items 23.2% 20.1% Delta High Qual. Ind. Transports S&P Industrials ROIC 20 - 25% 10.2 14.7 15.6 Delta High Qual. Ind. Transports S&P Industrials Forward Price to Earnings 8.2 27.6 17.5 Delta High Qual. Ind. Transports S&P Industrials 15 Forward Price to Free Cash Flow 1.1% 1.6% 1.7% 6.4% 3.1% 3.1% Delta High Qual. Ind. Transports S&P Industrials Repo Yield Dividend Yield Shareholder Returns 7.5% 4.7% 4.8%

Non - GAAP Reconciliations 17

Non - GAAP Reconciliations 18 Non - GAAP Financial Measures Delta sometimes uses information ("non-GAAP financial measures") that is derived from the Consolidated Financial Statements, but that is not presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). Under the U.S. Securities and Exchange Commission rules, non- GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. The tables below show reconciliations of non-GAAP financial measures used in this presentation to the most directly comparable GAAP financial measures. Forward Looking Projections. Delta is unable to reconcile certain forward-looking projections to GAAP as the nature or amount of special items cannot be estimated at this time.

Non - GAAP Reconciliations 19 Total Operating Revenue, Combined Delta Northwest Combined Period From January 1 to Year Ended October 29, Year Ended (in billions) December 31, 2008 2008 December 31, 2008 Total operating revenue $ 22.7 $ 11.6 34.3$ Year Ended December 31, 2014 Total operating revenue $ 40.4 Change ~20% Delta presents total operating revenue, combined as if the company's merger with Northwest Airlines had occurred at the beginning of the period presented because management believes this metric is helpful to investors to evaluate the company's combined operating revenue and provide a more meaningful comparison to our post- merger results. Return on Invested Capital Full Year (in billions, except % of return) 2009 2014 2015 Adjusted book value of equity 12.9$ 16.9$ 17.5$ Average adjusted net debt 16.8 9.5 7.4 Average invested capital 29.7$ 26.4$ 24.9$ Adjusted total operating income 0.5$ 4.8$ 5.9$ Return on invested capital 1.5% 18.2% 23.5% Last Twelve Months Ended June 30, Delta presents return on invested capital as management believes this metric is helpful to investors in assessing the company’s ability to generate returns using its invested capital and as a measure against the industry. Return on invested capital is adjusted total operating income divided by average invested capital.

Non - GAAP Reconciliations 20 Pre - Tax Income and Margin, Adjusted for Special Items Delta adjusts for the following items to determine pre-tax income and pre-tax margin, adjusted for special items, for the reasons described below: Mark-to-market ("MTM") adjustments and settlements. MTM adjustments are defined as fair value changes recorded in periods other than the settlement period. Such fair value changes are not necessarily indicative of the actual settlement value of the underlying hedge in the contract settlement period. Settlements represent cash received or paid on hedge contracts settling during the period. These items adjust fuel expense to show the economic impact of hedging, including cash received or paid on hedge contracts during the period. Adjusting for these items allows investors to better understand and analyze the company's core operational performance in the periods shown. Restructuring and other. Because of the variability in restructuring and other, the adjustment for this item is helpful to investors to analyze the company’s recurring core operational performance in the periods shown. Refinery Sales. Delta's refinery segment provides jet fuel to the airline segment from its own production and from jet fuel obtained through agreements with third parties. Activities of the refinery segment are primarily for the benefit of the airline. However, from time to time, the refinery sells fuel by-products to third parties. These sales are recorded gross within other revenue and other operating expense. We believe adjusting for refinery sales allows investors to better understand and analyze the impact of fuel cost on our results in the periods shown. Loss on extinguishment of debt. Because of the variability in loss on extinguishment of debt, the adjustment for this item is helpful to investors to analyze the company’s recurring core operational performance in the periods shown. Virgin Atlantic MTM adjustments. We record our proportionate share of earnings from our equity investment in Virgin Atlantic in other expense. We adjust for Virgin Atlantic's MTM adjustments to allow investors to better understand and analyze the company’s financial performance in the periods shown. Fuel Hedges. Delta adjusts for settled fuel hedges to determine what pre-tax margin would be at market fuel prices. We believe adjusting for fuel hedges allows investors to better understand and analyze the company's core operational performance, at market fuel prices, in the periods shown. (in millions) 2014 2015 Pre-tax income $ 3,471 $ 2,991 Adjusted for: MTM adjustments and settlements (344) 1,004 Restructuring and other 345 672 Loss on extinguishment of debt 151 139 Virgin Atlantic MTM adjustments 8 82 Pre-tax income, adjusted 3,631$ 4,888$ 2014 2015 Pre-tax margin 8.9% 7.3% Adjusted for: MTM adjustments and settlements (0.9)% 2.5% Restructuring and other 0.9% 1.6% Refinery sales - 0.1% Loss on extinguishment of debt 0.4% 0.3% Virgin Atlantic MTM adjustments - 0.2% Pre-tax margin, adjusted 9.3% 12.0% Fuel hedges (0.7)% 3.5% Pre-tax margin, adjusted for fuel hedges 8.6% 15.5% Last Twelve Months Ended June 30, Last Twelve Months Ended June 30,

Non - GAAP Reconciliations 21 Adjusted Net Debt (in billions) Debt and capital lease obligations 17.2$ 15.3$ 13.8$ 12.7$ 11.3$ 9.8$ Plus: unamortized discount, net from purchase accounting and fresh start reporting 1.1 0.6 0.6 0.5 0.4 0.1 Adjusted debt and capital lease obligations 18.3$ 15.9$ 14.4$ 13.2$ 11.7$ 9.9$ Plus: 7x last twelve months' aircraft rent 3.4 2.7 2.1 1.9 1.5 1.6 Adjusted total debt 21.7 18.6 16.5 15.1 13.2 11.5 Less: cash, cash equivalents and short-term investments (4.7) (3.6) (3.6) (3.4) (3.8) (3.3) Less: hedge margin receivable - - - - - (0.9) Adjusted net debt 17.0$ 15.0$ 12.9$ 11.7$ 9.4$ 7.3$ (in billions) Debt and capital lease obligations 9.3$ Plus: 7x last twelve months' aircraft rent 1.7 Adjusted total debt 11.0 Less: cash, cash equivalents and short-term investments (3.8) Less: hedge margin receivable (0.1) Adjusted net debt 7.1$ June 30, 2015 Delta uses adjusted total debt, including aircraft rent, in addition to long-term adjusted debt and capital leases, to present estimated financial obligations. Delta reduces adjusted debt by cash, cash equivalents and short-term investments, and hedge margin receivable, resulting in adjusted net debt, to present the amount of assets needed to satisfy the debt. Management believes this metric is helpful to investors in assessing the company’s overall debt profile. Management has reduced adjusted debt by the amount of hedge margin receivable, which reflects cash posted to counterparties, as we believe this removes the impact of current market volatility on our unsettled hedges and is a better representation of the continued progress we have made on our debt initiatives. December 31, 2013 December 31, 2014 December 31, 2009 December 31, 2012December 31, 2011 December 31, 2010

Non - GAAP Reconciliations 22 Operating Cash Flow, Adjusted Year Ended Year Ended Year Ended Year Ended (in billions) December 31, 2008 December 31, 2012 December 31, 2013 December 31, 2014 Net cash provided by operating activities (GAAP) (1.7)$ 2.5$ 4.5$ 4.9$ Adjustments: Hedge margin - - - 0.9 SkyMiles used pursuant to advance purchase under AMEX agreement - 0.3 0.3 - Northwest operating cash flow 0.2 - - - Operating cash flow, adjusted (1.5)$ 2.8$ 4.8$ 5.8$ (in billions) 2014 2015 Net cash provided by operating activities (GAAP) 5.3$ 6.3$ Adjustments: Hedge margin - 0.1 Reimbursements related to build-to-suit leased facilities - (0.1) SkyMiles used pursuant to advance purchase under AMEX agreement 0.1 - Operating cash flow, adjusted 5.4$ 6.3$ Delta presents adjusted operating cash flow because management believes adjusting for these amounts provides a more meaningful financial measure for investors. Adjustments include: Last Twelve Months Ended June 30, Hedge margin. Delta adjusts for hedge margin as we believe this adjustment removes the impact of current market volatility on our unsettled hedges and allows investors to better understand and analyze the company's core operational performance in the periods shown. Northwest operating cash flow. Included the Northwest Airlines operating cash flow as if the company’s merger with Northwest Airlines had occurred at the beginning of the period presented because management believes this metric is helpful to investors to evaluate the company’s combined operating cash flows and provide a more meaningful comparison to our post-merger amounts. Reimbursements related to build-to-suit facilities and other. Management believes investors should be informed that these reimbursements for build-to-suit leased facilities effectively reduce net cash provided by operating activities and related capital expenditures.

Non - GAAP Reconciliations 23 Fuel Expense, Adjusted and Average Fuel Price per Gallon, Adjusted The tables below show the components of fuel expense, including the impact of the refinery segment and hedging on fuel expense and average price per gallon. We then adjust for MTM adjustments and settlements for the reason described below: MTM adjustments and settlements. MTM adjustments are defined as fair value changes recorded in periods other than the settlement period. Such fair value changes are not necessarily indicative of the actual settlement value of the underlying hedge in the contract settlement period. Settlements represent cash received or paid on hedge contracts settling during the period. These items adjust fuel expense to show the economic impact of hedging, including cash received or paid on hedge contracts during the period. Adjusting for these items allows investors to better understand and analyze the company's core operational performance in the periods shown. Total Combined Revenue and Passenger Unit Revenue Delta presents combined revenues and passenger unit revenue for Delta and Northwest Airlines because management believes this metric is helpful to investors to evaluate the company's revenue metrics and provide a more meaningful comparison to our post-merger results. (in billions, except unit revenue) 2005 Delta revenue 16.2$ Northwest revenue 12.3 Total combined revenue 28.5$ (in billions) 2005 Delta passenger revenue 14.6$ Northwest passenger revenue 8.9 Total combined passenger revenue 23.5$ Delta available seat miles 156.8 Northwest available seat miles 91.9 Total combined available seat miles 248.7 Total combined passenger unit revenue 9.5 ¢ Six Months Ended (in millions) June 30, 2015 Fuel purchase cost 3,686$ Airline segment fuel hedge losses 341 Refinery segment impact (176) Total fuel expense 3,851$ MTM adjustments and settlements 1,309 Total fuel expense, adjusted 5,160$ 2014 2015 2014 2015 Fuel purchase cost 3.09$ 1.87$ 3.04$ 1.91$ Airline segment fuel hedge (gains) losses (0.08) 0.51 (0.10) (0.12) Refinery segment impact 0.05 (0.09) (0.01) (0.09) Total fuel expense 3.06$ 2.29$ 2.93$ 1.70$ MTM adjustments and settlements (0.03) 0.64 - 0.70 Total fuel expense, adjusted 3.03$ 2.93$ 2.93$ 2.40$ Three Months Ended March 31, Average Price Per Gallon Three Months Ended June 30, Average Price Per Gallon

Non - GAAP Reconciliations 24 Non - Fuel Unit Cost or Cost per Available Seat Mile (“CASM - Ex”) Year Ended Year Ended Year Ended Year Ended Six Months Ended Six Months Ended December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014 June 30, 2014 June 30, 2015 CASM (cents) 14.12 14.97 14.77 15.92 14.98 13.46 Adjusted for: Aircraft fuel and related taxes (5.01) (5.31) (4.92) (5.64) (4.87) (3.19) (0.11) (0.16) (0.22) (0.45) (0.38) (0.45) (0.10) (0.20) (0.17) (0.30) (0.07) (0.03) (0.37) (0.38) (0.32) (0.37) (0.31) (0.54) CASM-Ex 8.53 8.92 9.14 9.16 9.35 9.25 Year-over-year change 4.6% 2.4% 0.2% -1.1% We adjust CASM for the following items to determine CASM-Ex for the reasons described below: Profit sharing Restructuring and other Other expenses Aircraft fuel and related taxes. The volatility in fuel prices impacts the comparability of year-over-year non-fuel financial performance. The adjustment for aircraft fuel and related taxes (including our regional carriers) allows investors to better understand and analyze our non-fuel costs and our year-over-year financial performance. Profit sharing. We adjust for profit sharing because this adjustment allows investors to better understand and analyze our recurring cost performance and provides a more meaningful comparison of our core operating costs to the airline industry. Restructuring and other. Because of the variability in restructuring and other, the adjustment for this item is helpful to investors to analyze the company’s recurring core operational performance in the periods shown. Other expenses. Other expenses include aircraft maintenance and staffing services we provide to third parties, our vacation wholesale operations, and refinery cost of sales to third parties. Because these businesses are not related to the generation of a seat mile, we adjust for the costs related to these sales to provide a more meaningful comparison of the costs of our airline operations to the rest of the airline industry. Capital Expenditures, Net Delta presents net capital expenditures because management believes adjusting for these amounts provides a more meaningful financial measure for investors. This metric is adjusted for reimbursements related to build-to-suit leased facilities and other because management believes investors should be informed that these reimbursements for build-to-suit leased facilities effectively reduce net cash provided by operating activities and related capital expenditures. Delta also presents combined capital expenditures, net as if the company's merger with Northwest Airlines had occurred at the beginning of the period presented because management believes this metric is helpful to investors to evaluate the company's combined investing activities and provide a more meaningful comparison to our post-merger results. Year Ended Year Ended Year Ended (in billions) December 31, 2008 December 31, 2013 December 31, 2014 Property and equipment additions 1.5$ 2.6$ 2.2$ Reimbursements related to build-to-suit leased facilities and other - - (0.1) Investment in Virgin Atlantic - 0.3 - Northwest capital expenditures 1.1 - - Total combined capital expenditures, net 2.6$ 2.9$ 2.1$